UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02. Results of Operations and Financial Condition.

On November 14, 2022, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the three and nine months ended September 30, 2022 as well as a corporate update. On November 14, 2022 at 9:00 A.M. ET, Alimera will host a conference call and a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com. During the conference call, Alimera’s executives will discuss the company’s financial results for the three and nine months ended September 30, 2022 and provide an update on corporate developments. The full text of the press release, which includes information regarding Alimera’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Various statements made during the conference call and webcast will or may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change these expectations, and could cause actual results to differ materially from those projected in these forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, uncertainties associated with (a) governmental orders and policies adopted by healthcare facilities to address the COVID-19 pandemic; (b) the possible resurgence of the pandemic in certain markets; (c) the effects of the emergence of COVID-19 variants that increase the transmissibility of the coronavirus, particularly if those variants are or become more deadly; (d) the success or failure of the continued vaccine campaigns in Alimera’s markets; and (e) whether and when Alimera’s international operations will return to their prior growth trajectory in certain key markets, particularly Germany; as well as the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2021 and Alimera’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, which are on file with the SEC and are available on Alimera’s website and the SEC’s website at http://www.sec.gov. Additional factors will also be described in those sections of Alimera’s Quarterly Report on Form 10-Q for the third quarter of 2022, to be filed with the SEC today.

In addition to the risks described above and in Alimera’s reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in the conference call and webcast and in the press release are expressly qualified by the cautionary statements contained or referred to herein and therein. These forward-looking statements speak only as of the date of the conference call and webcast and the press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported, J. Philip Jones resigned as Chief Financial Officer of Alimera Sciences, Inc. (the “Company”), effective November 28, 2022. On November 10, 2022, the Company’s board of directors determined that upon Mr. Jones’ resignation on November 28, 2022, Richard S. Eiswirth, Jr., the Company’s current President and Chief Executive Officer, will serve as the Company’s interim Chief Financial Officer and will assume the roles of principal financial officer and principal accounting officer. The Company is conducting a search for a permanent Chief Financial Officer.

Mr. Eiswirth, age 53, has served as the Company’s Chief Executive Officer since January 2019. Mr. Eiswirth had previously served as the Company’s President and Chief Financial Officer since January 2016. Before that, he served as the Company’s Chief Operating Officer and Chief Financial Officer from August 2010 until December 2015 and as the Company’s Chief Financial Officer from October

2005 to August 2010. From 2003 to 2005, Mr. Eiswirth served as founding partner of Brand Ignition Group, a privately held company engaged in consumer products acquisition activities. From 2002 to 2005, Mr. Eiswirth served as President of Black River Holdings, Inc., a privately held financial consultancy he founded in 2002. Mr. Eiswirth served as Chief Financial Officer and Senior Executive Vice President of Netzee, Inc., a public company that provided of Internet banking solutions to community banks, from 1999 to 2002. Mr. Eiswirth held various positions with Arthur Andersen, where he began his career, from 1991 to 1999. Mr. Eiswirth served as a director of Celtaxsys Inc., a privately held biotechnology company, from 2015 to 2020, where he also chaired the audit committee and served as a member of the compensation committee. Mr. Eiswirth previously served from 2006 to 2012 as a director of Jones Soda Co., a Seattle, Washington-based public beverage company, and served as chairman, audit committee chairman and member of the compensation committee during his tenure. He also served from 2003 to 2006 as director and audit committee chairman of Color Imaging, Inc., a Norcross, Georgia based public manufacturer of printer and copier supplies. Mr. Eiswirth was previously a Certified Public Accountant in Georgia. Mr. Eiswirth holds a B.A. in accounting from Wake Forest University.

Mr. Eiswirth has no family relationship with any director or executive officer of the Company and has not been a party to any transaction with the Company that is required to be reported in this Current Report on Form 8-K.

As of the date of this report, no new compensatory arrangements have been entered into in connection with the appointment of Mr. Eiswirth as interim Chief Financial Officer.

Item 7.01. Regulation FD.

The conference call and webcast, and the press release, include or will include non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP is included in Alimera’s press release issued November 14, 2022 and attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated November 14, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: November 14, 2022	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

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